Star Equity Holdings

Common Stock: Nasdaq: STRR
Series A 10% Preferred Stock: Nasdaq: STRRP

A Diversified Holding Company

Creating Shareholder Value through Organic Growth, Acquisitions, and Share Repurchases

Q3 2025 Earnings Call

November 13, 2025





www.starequity.com

Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe," and similar words, expressions, and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties, and assumptions include, but are not limited to, (1) global economic fluctuations, (2) the Company's ability to successfully achieve its strategic initiatives, (3) risks related to potential acquisitions or dispositions of businesses by the Company, (4) risks related to the market price of the Company's common stock relative to the value paid pursuant to the Merger Agreement, (5) unexpected costs, charges or expenses resulting from the Merger, (6) potential adverse reactions or changes to business relationships resulting from the completion of the Merger, (7) risks related to the inability of the combined company to successfully operate as a combined business, (8) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results, (9) risks related to fluctuations in the Company's operating results from quarter to quarter due to various factors such as rising inflationary pressures and interest rates, (10) the loss of or material reduction in our business with any of the Company's largest customers, (11) the ability of clients to terminate their relationship with the Company at any time, (12) competition in the Company's markets, (13) the negative cash flows and operating losses that may recur in the future, (14) risks relating to how future credit facilities may affect or restrict our operating flexibility, (15) risks associated with the Company's investment strategy, (16) risks related to international operations, including foreign currency fluctuations, political events, trade wars, natural disasters or health crises, including the Russia-Ukraine war, and potential conflict in the Middle East, (17) the Company's dependence on key management personnel, (18) the Company's ability to attract and retain highly skilled professionals, management, and advisors, (19) the Company's ability to collect accounts receivable, (20) the Company's ability to maintain costs at an acceptable level, (21) the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology, (22) risks related to providing uninterrupted service to clients, (23) the Company's exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company's business reorganization initiatives, and limits on related insurance coverage, (24) the Company's ability to utilize net operating loss carryforwards, (25) volatility of the Company's stock price, (26) the impact of government regulations and deregulation efforts, (27) restrictions imposed by blocking arrangements, (28) risks related to the use of new and evolving technologies, (29) the adverse impacts of cybersecurity threats and attacks, (30) risks associated with our real estate ownership, (31) risks associated with the costs and availability of supplies and materials due to trade tariffs or other factors affecting the commodities and materials we use in our business, (32) risks associated with liability claims and disputes, (33) risks associated with restrictions on our operations caused by our indebtedness, (34) risks associated with the shutdown of the U.S. federal government, (35) risks associated with changes in tax laws or relations, and (36) those risks set forth in "Risk Factors in the Company's Annual Report on Form 10-K for the year ended December 31, 2024." The foregoing list should not be construed to be exhaustive. Actual results could differ materially from the forward-looking statements contained in this press release. In view of these uncertainties, you should not place undue reliance on any forward-looking statements, which are based on our current expectations.

This presentation reflects management's views as of the date presented. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Star Equity Holdings
2

Q3 2025: Consolidated Financial Results

US$ In Millions, except EPS	'+ / - [1]		Q3 2025 [2]	Q3 2024
Revenue	+	*30.1%*	$48.0	$36.9
Gross Profit	+	*10.9%*	$20.6	$18.6
SG&A[3] [4]	+	*10.9%*	$19.7	$17.8
Adjusted EBITDA[5]	+	*55.8%*	$1.3	$0.8
Pro Forma Adjusted EBITDA[6]	+	*408.7%*	$3.1	$0.6
Net Income (Loss)	-	*(108.5)%*	$(1.8)	$(0.8)
Basic EPS	-	*(92.9)%*	$(0.54)	$(0.28)
Diluted EPS	-	*(92.9)%*	$(0.54)	$(0.28)
Adjusted Diluted EPS [5]	+	*N/A*	$0.02	$(0.13)
Pro Forma Adjusted Diluted EPS [6]	+	*N/A*	$0.19	$(0.54)

[1] + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.
[2] Includes consolidated financials for Star Operating Companies August 22, 2025, to September 30, 2025.
[3] Excludes stock compensation expense of $0.4 million and $0.5 million for the three months ended September 30, 2025 and 2024, respectively.
[4] For the three months ended September 30, 2025 and 2024, SG&A excludes non-recurring expenses of $1.8 million and $0.5 million, respectively.
[5] Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the slides in the Appendix of this presentation for a reconciliation of these non-GAAP measures.
[6] Pro Forma consolidated financials for July 1, 2025, to September 30, 2025 compared to July 1, 2024 to September 30, 2024.

Star Equity Holdings
3

Q3 YTD 2025: Consolidated Financial Results

US$ In Millions, except EPS	'+ / - [1]		Q3 YTD 2025	Q3 YTD 2024
Revenue	+	*8.4%*	$115.4	$106.5
Gross Profit	+	*5.9%*	$55.7	$52.5
SG&A[3][4]	+	*3.0%*	$54.1	$52.5
Adjusted EBITDA[5]	+	*4510.7%*	$2.0	$0.0
Net Income (Loss)	-	*(0.5)%*	$(4.2)	$(4.2)
Basic EPS	+	*1.4%*	$(1.37)	$(1.39)
Diluted EPS	+	*1.4%*	$(1.37)	$(1.39)
Adjusted Diluted EPS [5]	+	*61.7%*	$(0.31)	$(0.81)

[1] + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.
[2] Consolidated financials represent Q3 YTD 2025 Hudson Talent Solutions financials + Star Operating Companies financials for August 22, 2025, to September 30, 2025.
[3] Excludes stock compensation expense of $1 million for each of the nine months ended September 30, 2025 and 2024.
[4] For the nine months ended September 30, 2025 and 2024, SG&A excludes non-recurring expenses of $3.2 million and $1.6 million, respectively.
[5] Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the slides in the Appendix of this presentation for a reconciliation of these non-GAAP measures.

Star Equity Holdings
4

2025 Cash Flow Summary

US$ In Millions	QTD September 30, 2025	YTD September 30, 2025	QTD September 30, 2024	YTD September 30, 2024
Net income (loss)	$ (1.8)	$ (4.2)	$ (0.8)	$ (4.2)
Total Depreciation and amortization	0.7	1.2	0.4	1.0
Provision for (benefits from) deferred income taxes	(0.4)	(0.6)	0.0	(0.2)
Stock-based compensation	0.4	1.0	0.5	1.0
Decrease (increase) in working capital	(1.7)	(0.9)	1.3	(2.5)
Net cash provided by (used in) operations	**(2.7)**	**(3.4)**	**1.3**	**(4.8)**
Capital expenditures	(0.6)	(0.7)	(0.0)	(0.0)
Cash acquired in connection with the acquisition of Star OpCo's	7.0	7.0	-	-
Other cash flows from investing activities	(0.2)	(0.2)	-	1.1
Net cash provided by (used in) investing activities	**6.2**	**6.2**	**(0.0)**	**1.1**
Proceeds from borrowings	3.7	3.7	-	-
Repayment of debt	(3.4)	(3.4)	-	-
Purchase of treasury stock	(2.6)	(2.6)	(0.4)	(2.8)
Other cash flows from financing activities	(0.3)	(0.3)	-	(0.2)
Net cash provided by (used in) financing activities	**(2.6)**	**(2.6)**	**(0.4)**	**(3.0)**
Effect of exchange rates on cash	0.1	0.7	0.4	0.1
Change in cash, cash equivalents, and restricted cash	**1.0**	**0.9**	**1.2**	**(6.7)**

Star Equity Holdings
5

Balance Sheet: Selected Items

US$ In Millions	Q3 2025	Q4 2024
	Selected Assets	
Cash	$15.4	$17.0
Restricted Cash	$3.2	$0.7
Accounts Receivable	$36.2	$20.1
	Shareholders' Equity	
Stockholders' Equity	$67.8	$40.4
	Working Capital	
Current Assets	$67.8	$40.1
Current Assets ex-cash	$52.5	$23.1
Current Liabilities	$32.8	$11.2
Working Capital	$35.0	$28.9
Working Capital ex-cash	$19.7	$11.9

Star Equity Holdings
6

Business Divisions

Current businesses: opportunities, financial highlights, and future goals



Building Solutions Division

(slides 8–9)



Business Services Division

(slides 10–12)



Energy Services Division

(slide 13)

Star Equity Holdings
7

Q3 2025: Building Solutions Pro Forma Financial Results

KBS Builders Inc. | EdgeBuilder, Inc. Wall panels for the pro builder. | Glenbrook Building Supply, Inc. | Timber Technologies

US$ In Millions	'+ / - [(1)]		Q3 2025 [(2)]	Q3 2024 [(3)]
Revenue	+	*56.5%*	$21.4	$13.7
Gross Profit	+	*87.5%*	$5.3	$2.8
Adjusted EBITDA[(4)]	+	*287%*	$2.6	$0.7

(1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.

(2) Pro Forma Building Solutions financials for July 1, 2025, to September 30, 2025.

(3) Building Solutions Q3 2024 financials from Star Operating Companies, Inc. Q3 2024 earnings.

(4) Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure.

Star Equity Holdings
8

Building Solutions: Backlog

Backlog Remains Steady as Teams Continue Generating New Sales

KBS Builders Inc. | EdgeBuilder, Inc. Wall panels for the pro builder. | Glenbrook Building Supply, Inc. | Timber Technologies

Historical Backlog

(USD in thousands)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Beginning Backlog [1]	$ 13,957	$ 19,567	$ 17,190	$ 27,913	$ 25,739
(+) New Orders	$ 19,273	$ 14,718	$ 22,841	$ 18,223	$ 15,680
(-) Recognized Revenue	$ 13,663	$ 17,095	$ 12,118	$ 20,398	$ 21,387
Ending Backlog	$ 19,567	$ 17,190	$ 27,913	$ 25,739	$ 20,032
LTM Book to Bill Ratio		0.95	1.23	1.19	1.01

[1] *Backlog defined as future revenue under contract.*

Star Equity Holdings
9

Q3 2025: Business Services Financial Results

HUDSON TALENT SOLUTIONS

US$ In Millions	'+ / - [1]		Q3 2025	Q3 2024
Revenue	+	*0.5%*	$37.0	$36.9
Gross Profit	+	*0.1%*	$18.6	$18.6
Adjusted EBITDA[2]	-	*(0.7)%*	$1.7	$1.7

[1] + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.

[2] Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure.

Star Equity Holdings
10

Q3 2025: Business Services Operating Dashboard

HUDSON TALENT SOLUTIONS

Rolling 4 Quarters

RPO New Business = $50.9M
$11.1M in New Logo and $39.8M in renewals and expansions from our legacy clients

Gross Profit = $71.3M
Relatively stable over the past four quarters

RPO Adjusted EBITDA & Margin stayed flat versus Q3 2024.


New Business ($M) (1)
$ 25.0
$ 20.0
$ 15.0
$ 10.0
$ 5.0
$ -
$3.2M
$3.5M
$22.4M
$13.4M
$11.6M
FY24 Q3
FY24 Q4
FY25 Q1
FY25 Q2
FY25 Q3
New Logo
Renewals & Extensions


TTM Gross Profit and Adj. EBITDA Margin (2)
$85.0
$80.0
$75.0
$70.0
$65.0
$60.0
$55.0
$50.0
$45.0
$40.0
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
TTM Gross Profit Margin
TTM Adj. EBITDA Margin (3)

[1] *New business represents estimated Gross Profit based on total contract value.*

[2] *Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure.*

[3] *Adj. EBITDA margin is expressed as a percentage of Gross Profit.*

Star Equity Holdings
11

Q3 2025: Business Services Regional Split

HUDSON TALENT SOLUTIONS

Revenue


EMEA
15%
Americas
21%
APAC
64%

Adjusted Net Revenue


EMEA
17%
APAC
46%
Americas
37%

Star Equity Holdings
12

Q3 2025: Energy Services Pro Forma Financial Results

ALLIANCE DRILLING TOOLS

US$ In Millions	Q3 2025 [1]
Revenue	$3.7
Gross Profit	$1.5
Adjusted EBITDA[2]	$1.0

(1) Pro Forma Energy Services financials for July 1, 2025, to September 30, 2025. Alliance Drilling Tools was acquired by Star Operating Companies, Inc. in Q1 2025, so comparable period financials for Q3 2024 are not available.

(2) Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure.

Star Equity Holdings
13

Appendix

Star Equity Holdings

14

Reconciliation of Non-GAAP Financials

Reconciliation of Hudson Talent Solutions ("HTS") Adjusted EBITDA Margin

In 000s	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
HTS Gross Profit	24,199	22,164	21,764	22,583	19,370	16,550	16,330	17,615	18,603	17,604	16,398	18,635	18,630
HTS Net Income (Loss)	955	62	354	578	533	733	(2,898)	(441)	(846)	(585)	(1,756)	(688)	316
Provision for income taxes	340	674	(139)	857	430	(778)	(88)	253	298	837	32	345	3
Interest income, net	(23)	(55)	(64)	(130)	(90)	(88)	(93)	(94)	(93)	(80)	(71)	(54)	128
Depreciation and amortization	356	361	348	354	374	391	397	287	358	319	283	245	350
Non-operating expense (income)	(16)	(82)	(133)	50	404	(1,134)	39	95	184	(297)	71	186	207
Stock-based compensation expense	545	532	473	383	131	482	378	187	481	234	386	243	227
Non-recurring severance and professional fees	235	326	196	445	109	461	723	458	457	433	387	1,039	460
Compensation expense related to acquisitions	620	620	113	112	113	-	-	-	-	-	-	-	-
Less: Corporate	956	745	1,140	997	837	730	1,007	910	864	648	894	882	-
HTS Adjusted EBITDA	3,968	3,183	2,288	3,646	2,841	797	(535)	1,655	1,703	1,509	226	2,198	1,691
TTM HTS Gross Profit					85,881	80,267	74,833	69,865	69,098	70,152	70,220	71,240	71,267
TTM HTS Adjusted EBITDA					11,958	9,572	6,749	4,758	3,620	4,332	5,093	5,636	5,624
TTM HTS Adjusted EBITDA Margin					13.92%	11.93%	9.02%	6.81%	5.24%	6.18%	7.25%	7.91%	7.89%

1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based compensation expense, and other non-recurring items ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

Star Equity Holdings

Reconciliation of Non-GAAP Financial Measures Q3 2025 and 2024

Q3 2025	Building Solutions	Business Services	Energy Services	Investments	Corporate	Total
Revenue	$ 9.6	$ 37.0	$ 1.3	$ 0.1	$ (0.1)	$ 48.0
Gross profit	$ 1.7	$ 18.6	$ 0.3	$ —	$ (0.1)	$ 20.6
Net loss						$ (1.8)
Provision for income taxes						0.2
Interest income, net						(0.1)
Depreciation and amortization						0.7
EBITDA (loss) [2]	$ 0.5	$ 0.8	$ 0.1	$ —	$ (2.4)	(0.9)
Non-operating expense (income), including corporate administration charges	—	0.2	—	—	(0.3)	—
Stock-based compensation expense	—	0.2	—	—	0.1	0.4
Interest Income	—	—	—	0.1	—	0.1
Non-recurring items	0.1	0.5	—	—	1.3	1.8
Adjusted EBITDA (loss) [2]	$ 0.6	$ 1.7	$ 0.1	$ 0.2	$ (1.2)	$ 1.3

Q3 2024	Americas	Asia Pacific	EMEA	Hudson RPO	Corporate	Total
Revenue	$ 7.6	22.6	$ 6.7	$ 36.9	$ —	$ 36.9
Gross profit [1]	$ 6.6	$ 7.8	$ 4.1	$ 18.6	$ —	$ 18.6
Net loss						$ (0.8)
Provision for income taxes						0.3
Interest income, net						(0.1)
Depreciation and amortization						0.4
EBITDA (loss) [2]	$ 0.4	$ 0.3	$ —	$ 0.7	$ (1.0)	(0.3)
Non-operating expense (income), including corporate administration charges	0.2	0.2	0.1	0.5	(0.3)	0.2
Stock-based compensation expense	0.1	0.1	—	0.2	0.3	0.5
Non-recurring items	—	0.3	—	0.3	0.1	0.5
Adjusted EBITDA (loss) [2]	$ 0.6	$ 0.9	$ 0.2	$ 1.7	$ (0.9)	$ 0.8

(1) Represents Revenue less direct contracting costs and reimbursed expenses.

(2) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.

	Per Diluted Share Three Months Ended September 30, 2025	Per Diluted Share Three Months Ended September 30, 2024
Net (loss) income	$ (0.54)	$ (0.28)
Non-recurring items (after tax)	0.56	0.15
Adjusted net income (loss) [3]	$ 0.02	$ (0.13)

(3) Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.

Star Equity Holdings
16

Reconciliation of Non-GAAP Financial Measures Q3 YTD 2025 and 2024

Q3 YTD 2025	Building Solutions	Business Services	Energy Services	Investments	Corporate	Total
Revenue	$ 9.6	$ 104.4	$ 1.3	$ —	$ —	$ 115.4
Gross profit	$ 1.7	$ 53.7	$ 0.3	$ —	$ —	$ 55.7
Net loss						$ (4.2)
Provision for income taxes						0.6
Interest income, net						(0.2)
Depreciation and amortization						1.2
EBITDA (loss) [2]	$ 0.5	$ 1.3	$ 0.1	$ —	$ (4.5)	(2.6)
Non-operating expense (income), including corporate administration charges	—	1.2	—	—	(1.0)	0.2
Stock-based compensation expense	—	0.6	—	—	0.4	1.0
Interest Income	—	—	—	0.1	—	0.1
Non-recurring items	0.1	1.0	—	—	2.2	3.2
Adjusted EBITDA (loss) [2]	$ 0.6	$ 4.1	$ 0.1	$ 0.2	$ (3.0)	$ 2.0

Q3 YTD 2024	Americas	Asia Pacific	EMEA	Hudson RPO	Corporate	Total
Revenue	$ 20.5	$ 66.7	$ 19.2	106.5	$ —	$ 106.5
Gross profit [1]	$ 18.8	$ 22.0	$ 11.7	52.5	$ —	$ 52.5
Net loss						$ (4.2)
Provision for income taxes						0.5
Interest income, net						(0.3)
Depreciation and amortization						1.0
EBITDA (loss) [2]	$ (0.1)	$ (0.1)	$ 0.5	$ 0.3	$ (3.2)	(3.0)
Non-operating expense (income), including corporate administration charges	0.3	0.6	0.2	1.1	(0.8)	0.3
Stock-based compensation expense	0.2	0.3	0.1	0.6	0.4	1.0
Non-recurring items	0.2	0.6	—	0.8	0.8	1.6
Adjusted EBITDA (loss) [2]	$ 0.5	$ 1.5	$ 0.8	$ 2.8	$ (2.8)	$ —

(1) Represents Revenue less direct contracting costs and reimbursed expenses.

(2) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.

	Per Diluted Share Nine Months Ended	
	September 30, 2025	September 30, 2024
Net (loss) income	$ (1.37)	$ (1.39)
Non-recurring items (after tax)	1.06	0.58
Adjusted net income (loss) [3]	$ (0.31)	$ (0.81)

(3) Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.

Star Equity Holdings
17

Reconciliation of Pro Forma (1) Non-GAAP Financial Measures

Q3 2025	Building Solutions	Business Services	Energy Services	Investments	Corporate	Total
Revenue	$ 21.4	$ 37.0	$ 3.7	$ 0.2	$ (0.2)	$ 62.1
Gross profit	$ 5.3	$ 18.6	$ 1.5	$ 0.1	$ (0.2)	$ 25.4
Net loss						$ (1.9)
Provision for income taxes						0.2
Interest income, net						—
Depreciation and amortization						1.4
EBITDA (loss) [2]	$ 2.5	$ 0.8	$ 1.0	$ 0.1	$ (4.5)	$ (0.1)
Non-operating expense (income), including corporate administration charges	—	0.2	—	(0.3)	(0.3)	(0.3)
Stock-based compensation expense	—	0.2	—	—	0.2	0.4
Interest Income	—	—	—	0.3	—	0.3
Non-recurring items	0.1	0.5	—	0.3	2.0	2.8
Adjusted EBITDA (loss) [2]	$ 2.6	$ 1.7	$ 1.0	$ 0.4	$ (2.6)	$ 3.1

Q3 2024	Building Solutions	Business Services	Investments	Corporate	Total
Revenue	$ 13.7	36.9	$ 0.2	$ (0.2)	$ 50.5
Gross profit	$ 2.8	$ 18.6	$ 0.1	$ (0.2)	$ 21.4
Net loss					$ (2.8)
Provision for income taxes					0.3
Interest income, net					(0.1)
Depreciation and amortization					1.4
EBITDA (loss) [2]	$ 0.5	$ 0.7	$ 0.4	$ (2.9)	$ (1.3)
Non-operating expense (income), including corporate administration charges	—	0.5	0.2	(0.3)	0.4
Stock-based compensation expense	—	0.2	—	0.3	0.5
Interest Income	—	—	0.4	—	0.4
Non-recurring items	0.1	0.3	(0.3)	0.5	0.6
Adjusted EBITDA (loss) [2]	$ 0.7	$ 1.7	$ 0.7	$ (2.4)	$ 0.6

(1) Pro forma Building Solutions, Energy Services, and Investments results for the full third quarter of 2025 as opposed to August 22, 2025 through September 30, 2025. These results are compared to Building Solutions and Investments division results from Star Operating Companies, Inc. for the third quarter of 2024. No comparison is provided for Energy Services as that division did not exist at Star Operating Companies, Inc. until March 2025.

(2) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.

	Pro Forma Per Diluted Share Three Months Ended	
	September 30, 2025	September 30, 2024
Net (loss) income	$ (0.50)	$ (0.76)
Non-recurring items (after tax)	0.70	0.22
Adjusted net income (loss) [3]	$ 0.19	$ (0.54)

(3) Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.

Star Equity Holdings
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